Inventories	12 Months Ended
Dec. 31, 2021
Inventories
Inventories
18 Inventories

Inventories are stated at the lower of cost and net realisable value. Cost comprises direct materials and, where applicable, direct labour costs and those overheads that have been incurred in bringing the inventories to their present location and condition. Inventories are valued on a first-in-first-out basis. Net realisable value represents the estimated selling price less all estimated costs of completion and costs to be incurred in marketing, selling and distribution.

€ millions	2021	2020
Ordering devices	9	5
Merchandise	24	9
Closing balance	33	14

The cost of inventories recognised as an expense during the year amounted to €33 million and is included in Order processing costs (2020: €49 million, 2019: €12 million).

The inventories are written down for an amount of €1 million (2020: €2 million, 2019: €0 million), the write-off of inventories is recognised in Other operating expenses.